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                 SCHWAB AMT TAX-FREE MONEY FUND -- SWEEP SHARES
                 (FORMERLY SCHWAB FLORIDA MUNICIPAL MONEY FUND)

                        SUPPLEMENT TO THE APRIL 30, 2006
                           AS AMENDED FEBRUARY 1, 2007
                       STATEMENT OF ADDITIONAL INFORMATION

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE STATEMENT OF ADDITIONAL INFORMATION (SAI) AND SHOULD BE READ IN CONJUNCTION WITH THE SAI.

The SAI is hereby amended to reflect recent changes to the Schwab Florida Municipal Money Fund's investment objective, investment strategy, 80% investment policy, and diversification policy.

NAME CHANGE

Effective July 20, 2006, the Schwab Florida Municipal Money Fund has changed its name to the Schwab AMT Tax-Free Money Fund (the "Fund").

CHANGE IN INVESTMENT OBJECTIVE

The Fund has changed its investment objective to remove the reference to the Florida intangible tax, which was recently repealed by the State of Florida. Accordingly, the Fund no longer seeks to have its shares exempt from this tax and has removed this element from its investment objective. The Fund's new investment objective is to seek the highest current income exempt from federal income tax that is consistent with stability of capital and liquidity.

CHANGE IN INVESTMENT STRATEGY

The Fund has modified its investment strategy in order to allow the Fund to invest in a wider range of issuers of municipal money market securities. Accordingly, the Fund will no longer invest primarily in securities issued by the State of Florida and its municipalities. The Fund's new investment strategy is to invest in money market securities from states and municipal agencies around the country and from U.S. territories and possessions.

CHANGE IN 80% INVESTMENT POLICY

The Fund has changed its 80% investment policy to remove the requirement regarding the Florida intangible tax. Also, the Fund has decided to add a requirement to its 80% investment policy regarding the federal alternative minimum tax, as follows:

         Under normal circumstances, the Fund will invest at least 80% of its net assets in municipal money market securities whose interest is exempt from federal income tax, including the federal alternative minimum tax (AMT).

         The Fund does not intend to invest in any municipal securities whose interest is subject to AMT.


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CHANGE IN DIVERSIFICATION POLICY

The Fund has changed its classification from a non-diversified mutual fund to a diversified mutual fund. In addition, the changes made to the Fund's investment strategy require the Fund to comply with more stringent diversification requirements under the rule that governs the operations of "national" municipal money market funds. The Fund's new diversification policy is:

         The Fund may not purchase securities of any issuer unless consistent with the maintenance of its status as a diversified company under the 1940 Act or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, provided, however, that the Fund may invest up to 25% of its total assets without regard to this restriction as permitted by Rule 2a-7 under the 1940 Act.

                PLEASE RETAIN THIS DOCUMENT FOR FUTURE REFERENCE.


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